UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 21, 2019

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	GNL PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Equity Distribution Agreements

On June 21, 2019, Global Net Lease, Inc. (the “Company”) entered into an amendment (the “Common Stock EDA Amendment”) to the Equity Distribution Agreement dated February 28, 2019, as amended on May 9, 2019 (the “Common Stock Equity Distribution Agreement”) among the Company and Global Net Lease Operating Partnership, L.P. (the “Operating Partnership”), on the one hand, and UBS Securities LLC, Robert W. Baird & Co. Incorporated, Capital One Securities, Inc., Mizuho Securities USA LLC, B. Riley FBR, Inc., KeyBanc Capital Markets Inc., BMO Capital Markets Corp., BBVA Securities Inc., SMBC Nikko Securities America, Inc. Stifel, Nicolaus & Company, Incorporated and Ladenburg Thalmann & Co. Inc. solely for the purpose of revising the list of agents in the Company's “at the market” equity offering program for its common stock named in the Common Stock Equity Distribution Agreement to remove UBS Securities LLC and Robert W. Baird & Co. Incorporated.

On June 21, 2019, the Company also entered into an amendment (the “Preferred Stock EDA Amendment”) to the Equity Distribution Agreement dated March 23, 2018 (the “Preferred Stock Equity Distribution Agreement,” and together with the Common Stock Equity Distribution Agreement, the “Agreements”) among the Company and the Operating Partnership, on the one hand, and Ladenburg Thalmann & Co. Inc., BMO Capital Markets Corp. and B. Riley FBR, Inc. solely for the purpose of revising the list of agents in the Company's “at the market” equity offering program for its 7.25% Series A Cumulative Redeemable Preferred Stock named in the Preferred Stock Equity Distribution Agreement to include D.A. Davidson & Co.

Copies of the Common Stock EDA Amendment and the Preferred Stock EDA Amendment are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K, and the description of the material terms of the Common Stock EDA Amendment and the Preferred Stock EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Common Stock EDA Amendment and the Preferred Stock EDA Amendment, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Amendment No. 2, dated as of June 21, 2019, to Equity Distribution Agreement, dated February 28, 2019, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., UBS Securities LLC, Robert W. Baird & Co. Incorporated, Capital One Securities, Inc., Mizuho Securities USA LLC (formerly known as Mizuho Securities USA Inc.), B. Riley FBR, Inc., KeyBanc Capital Markets Inc., BMO Capital Markets Corp., BBVA Securities Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, and Ladenburg Thalmann & Co. Inc.
1.2	Amendment No. 1, dated as of June 21, 2019, to Equity Distribution Agreement, dated March 23, 2018, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P. and Ladenburg Thalmann & Co., BMO Capital Markets Corp., B. Riley FBR, Inc. and D.A. Davidson & Co..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Net Lease, Inc.

Date: June 21, 2019	By:	/s/ James L. Nelson
		Name:	James L. Nelson
		Title:	Chief Executive Officer and President